UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 29, 2025

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2025, PeriShip Global, LLC (“Periship”), a wholly-owned subsidiary of VerifyMe, Inc., entered into (i) a UPS Digital Channel Program Agreement (the “Program Agreement”) with United Parcel Service, Inc., an Ohio corporation (“UPS Ohio”) and UPS Worldwide Forwarding, Inc., a Delaware corporation (“UPS WWF”), and (ii) a UPS Partner API Access Agreement (the “Integration Agreement” and together with the Program Agreement, the “Agreements”) with UPS Digital, Inc., (“UPS Digital” and collectively with UPS Ohio and UPS WWF, “UPS”). The Agreements provide Periship access to designated UPS services at promotional rates as part of a specialized logistics management services for time-sensitive and perishable shipments, including proactive monitoring, weather tracking, and issue resolution through certain UPS digital channel program applications. Pursuant to the Integration Agreement, UPS will allow Periship to develop Interfaces to certain UPS APIs, access UPS Access Services and the use of UPS Information (as such terms are defined in the Integration Agreement). The Agreements have a term of three years, subject to customary termination and renewal provisions.

The Agreements also contain customary confidentiality, limitation of liability, and indemnification provisions and customary representations, warranties and covenants by the parties for transactions of this type.

The foregoing descriptions of the Program Agreement and the Integration Agreement are subject to and qualified in their entirety by the terms of the Program Agreement and the Integration Agreement, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: July 30, 2025	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer and President